Exhibit 99.1

Execution Version

JOINDER, CONSENT AND AMENDMENT NO. 3 TO

LOAN AND SECURITY AGREEMENT

THIS JOINDER, CONSENT AND AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of May 24, 2011 (the “Third Amendment Effective Date”), is by and among FIFTH THIRD BANK, an Ohio banking corporation (in its individual capacity, “Fifth Third”), as agent (in such capacity as agent, “Agent”) for itself and all other lenders from time to time a party to the Loan Agreement referred to below (“Lenders”), LENDERS, ADDUS HEALTHCARE, INC., an Illinois corporation (“Addus Healthcare”), ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation (“Addus Idaho”), ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation (“Addus Indiana”), ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation (“Addus Nevada”), ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation (“Addus New Jersey”), ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation (“Addus North Carolina”), BENEFITS ASSURANCE CO., INC., a Delaware corporation (“Benefits Assurance”), FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation (“Fort Smith”), LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation (“Little Rock”), LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation (“Lowell”), PHC ACQUISITION CORPORATION, a California corporation (“PHC Acquisition”), PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation (“Professional Reliable”; Addus Healthcare, Addus Idaho, Addus Indiana, Addus Nevada, Addus New Jersey, Addus North Carolina, Benefits Assurance, Fort Smith, Little Rock, Lowell, PHC Acquisition and Professional Reliable are collectively referred to as “Original Borrowers”), ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation (“Addus South Carolina”), ADDUS HOMECARE CORPORATION, a Delaware corporation (“Holdings”; Holdings is referred to herein as the “Guarantor”), and ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation (“New Borrower”; Original Borrowers, Addus South Carolina and New Borrower are collectively referred to herein as “Borrowers”; and Borrowers and the Guarantor are collectively referred to herein as the “Credit Parties”), each having its principal place of business at 2401 S. Plum Grove Road, Palatine, Illinois 60067.

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Original Borrowers, Addus South Carolina and the Guarantor are parties to that certain Loan and Security Agreement, dated as of November 2, 2009, as amended by that certain Consent and Amendment No. 1 to Loan and Security Agreement dated as of March 18, 2010 and that certain Joinder, Consent and Amendment No. 2 to Loan and Security Agreement dated as of July 26, 2010 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, subject to the terms and conditions of the Loan Agreement, the Lenders agreed to make available to the Borrowers (a) Revolving Loans in the maximum aggregate principal amount of $55,000,000 and (b) a Term Loan in the maximum aggregate principal amount of $5,000,000;

WHEREAS, the Credit Parties have requested the consent of Lenders to form a new entity, the New Borrower (“New Borrower Formation”), to hold a personal service agency license for the State of Delaware in accordance with such state’s laws which would allow the Credit Parties to competitively bid on personal care contracts in such state;

WHEREAS, the Credit Parties have requested that Lenders, among other things, (a) consent to the New Borrower Formation, and (b) join New Borrower as a “Borrower” and a “Credit Party” under the Loan Agreement pursuant to Section 6.01 of the Loan Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

Section 1. Incorporation of the Loan Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. Except as specifically set forth herein, the Loan Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

Section 2. Joinder.

(a) New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, New Borrower will be deemed to be a “Borrower” under the Loan Agreement for all purposes of the Loan Agreement and shall have all of the rights and obligations of a Borrower thereunder as if it had executed the Loan Agreement on the Closing Date. New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Agreement, including without limitation (a) all of the representations and warranties of the Borrowers set forth in Article 11 of the Loan Agreement, (b) all of the covenants set forth in Articles 12, 13 and 14 of the Loan Agreement and (c) the security agreement and other collateral provisions contained in Articles 5 and 6 of the Loan Agreement.

(b) New Borrower is, simultaneously with the execution of this Amendment, executing and delivering any Loan Documents (and such other documents and instruments) as requested by the Agent in accordance with the Loan Agreement.

Section 3. Grant by New Borrower of Security Interest. Without limiting the generality of the foregoing Section, in order to induce Agent and the Lenders to enter into this Amendment, New Borrower hereby grants to Agent, for Agent’s benefit and for the benefit of the Lenders, a continuing lien on and security interest in, upon and to the Collateral, pursuant to and in accordance with the terms of Article 5 of the Loan Agreement.

Section 4. Updated Schedules. As a condition precedent to Agent’s and Lenders’ agreement to enter into this Amendment, and in order for this Amendment to be effective, the Credit Parties shall revise, update and deliver to Agent and Lenders all Schedules to the Loan Agreement set forth in the Disclosure Statement delivered to Agent and the Lender on the original Closing Date to (a) reflect updated and accurate information with respect to New Borrower and (b) update all other information as necessary to make the representation in Section 12(d) of this Amendment ((a) and (b) collectively referred to as the “Updated Schedules”). The Updated Schedules are hereby incorporated into the Disclosure Statement as if originally set forth therein.

Section 5. Consent. New Borrower was formed on January 6, 2011, without New Borrower contemporaneously executing and delivering a Joinder Agreement to Agent as required pursuant to Section 6.01 of the Loan Agreement. Notwithstanding the provisions of Section 6.01 of the Loan Agreement, the Agent and the Lenders hereby reaffirm their prior consent to the New Borrower Formation subject to the condition that this Amendment is promptly thereafter delivered to Agent.

Section 6. Amendment of the Loan Agreement. The Credit Parties, Agent and Lenders hereby agree to amend the Loan Agreement as of the date hereof as follows:

(a) Annex I (Defined Terms). The following new definitions of “Addus Delaware”, “Third Amendment” and “Third Amendment Effective Date” shall be added to Annex I of the Loan Agreement in the appropriate alphabetical order to read as follows:

“Addus Delaware” shall mean Addus HealthCare (Delaware), Inc., a Delaware corporation, that was added as a Borrower to this Agreement in connection with the Third Amendment.

“Third Amendment” shall mean that certain Joinder, Consent and Amendment No. 3 to Loan and Security Agreement dated as of the Third Amendment Effective Date by and among the Borrowers, the other Credit Parties, Agent, for the benefit of itself and the other Lenders, and Lenders.

“Third Amendment Effective Date” shall mean May 24, 2011.

(b) Annex I (Defined Terms). The following definition of “Borrowers” in Annex I of the Loan Agreement shall be amended and restated in its entirety to read as follows:

““Borrowers” shall have the meaning set forth in the preamble to this Agreement. For the avoidance of doubt, the term “Borrowers” shall include, without limitation, each of (a) Addus South Carolina, that was joined as a Borrower to this Agreement in connection with the Second Amendment, and (b) Addus Delaware, that was joined as a Borrower to this Agreement in connection with the Third Amendment.”

Section 7. No Default. The Credit Parties represent and warrant to Agent that, no Default or Event of Default has occurred and is continuing under the Loan Agreement, as amended by this Amendment on and as of the Third Amendment Effective Date.

Section 8. Conditions of Effectiveness. This Amendment shall become effective as of the Third Amendment Effective Date hereof, but only upon receipt by Agent of each of the following:

(a) one or more counterparts of each agreement, document and instrument set forth on the Joinder, Consent and Amendment No. 3 to Loan and Security Agreement Closing Document Checklist previously delivered to the Credit Parties, each in form and substance satisfactory to Agent; and

(b) such other certificates, instruments, documents, and agreements as may be reasonably required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

Section 9. Fees and Expenses. Borrowers agree to pay on demand all costs and expenses of, or incurred by, Agent, including but not limited to, legal fees and expenses, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment.

Section 10. Reference to the Effect on the Loan Documents. Upon the effectiveness of this Agreement, (a) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import and (b) each reference in any other Loan Document to “the Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Agreement.

Section 11. Security. Each Credit Party expressly acknowledges and agrees that all collateral, security interests, liens, pledges and mortgages heretofore, under this Amendment, or hereafter granted to Agent for the benefit of Lenders, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Loan Agreement, and all other supplements to the Loan Agreement, extend to and cover all of the obligations of Borrowers to Lenders, now existing or hereafter arising including, without limitation, those arising in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

Section 12. Holdings Guaranty. The Guarantor expressly acknowledges and agrees that its Guaranty Agreement extends to and covers in full all obligations incurred by the Borrowers, directly or indirectly, in connection with the Loan Agreement, as amended by this Amendment, upon the terms set forth in such agreements, and such Guaranty Agreement is hereby ratified, reaffirmed, confirmed and approved.

Section 13. Representations and Warranties. Each Credit Party represents and warrants to Agent and each Lender that:

(a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder;

(b) the execution and delivery of this Amendment and the performance by such Credit Party of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of such Credit Party or of any agreement binding upon such Credit Party;

(c) this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity);

(d) all representations and warranties of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) with the same effect as if such representations and warranties had been made on the Third Amendment Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which cash such representation and warranties shall have been so true and correct on and as of such earlier date); and

(e) all covenants of each Credit Party contained in the Loan Agreement, as amended, and all other Loan Documents, are true, correct and complete as of the date hereof.

Section 14. Release.

(a) To the fullest extent permitted by applicable law, in consideration of Agent and Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which the Credit Parties hereby acknowledge, each Credit Party, on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of any Credit Party and any debtor-in-possession with respect to any Credit Party), assigns, subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases, discharges and acquits Agent and Lenders and their parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), indebtedness and obligations (collectively, “Claims”) of every type, kind, nature, description or character, including, without limitation, any so-called “lender liability” claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to any Credit Party, this Amendment, the Loan Agreement, the Liabilities, any Collateral, any other Loan Document and any third parties liable in whole or in part for the Liabilities, except to the extent any Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of a Releasee. This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Loan Agreement or any of the other Loan Documents, including payment in full of the Liabilities.

(b) Each Credit Party hereby agrees that its obligation to release the Releasees as set forth herein shall include an obligation by such Credit Party to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (excluding any lost profits) incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Credit Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than those matters caused by or resulting from a Releasees’ gross negligence or willful misconduct. The foregoing indemnity shall survive the payment in full of the Liabilities and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

Section 15. Incorporation. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

Section 16. Conflict. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

Section 17. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

Section 18. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a ..pdf file) of an executed counterparty signature page shall be effective as a manually executed counterpart signature hereof.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Joinder, Consent and Amendment No. 3 to Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

ORIGINAL BORROWERS:	ADDUS HEALTHCARE, INC., an Illinois corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

ADDUS HEALTHCARE (IDAHO), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

ADDUS HEALTHCARE (INDIANA), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

ADDUS HEALTHCARE (NEVADA), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

(Signature Page to Joinder, Consent and Amendment No. 3 to Loan and Security Agreement)

ORIGINAL BORROWERS:	ADDUS HEALTHCARE (NEW JERSEY), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

ADDUS HEALTHCARE (NORTH CAROLINA), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

BENEFITS ASSURANCE CO., INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

FORT SMITH HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

LITTLE ROCK HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

(Signature Page to Joinder, Consent and Amendment No. 3 to Loan and Security Agreement)

ORIGINAL BORROWERS:	LOWELL HOME HEALTH AGENCY, INC., an Arkansas corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

PHC ACQUISITION CORPORATION, a California corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

PROFESSIONAL RELIABLE NURSING SERVICE, INC., a California corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

ADDUS HEALTHCARE (SOUTH CAROLINA), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

(Signature Page to Joinder, Consent and Amendment No. 3 to Loan and Security Agreement)

GUARANTOR:	ADDUS HOMECARE CORPORATION, a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

NEW BORROWER:	ADDUS HEALTHCARE (DELAWARE), INC., a Delaware corporation

	By:	/s/ Dennis Meulemans
Dennis Meulemans
Secretary

(Signature Page to Joinder, Consent and Amendment No. 3 to Loan and Security Agreement)

AGENT AND LENDER:	FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

	By:	/s/ Michael E. May
Michael E. May
Vice President

Revolving Loan Commitment: $55,000,000.00

Term Loan Commitment: $5,000,000.00